UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported) May 11, 2020
J2 Global, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-25965	47-1053457
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
700 S. Flower Street, 15th Floor
Los Angeles, California 90017
(Address of principal executive offices)

(323) 860-9200
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	JCOM	Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

On May 11, 2020, J2 Global, Inc. (the "Company") issued a press release (the "Press Release") announcing its financial results for the first quarter of fiscal 2020 and the withdrawal of its financial guidance for fiscal year 2020.

A copy of the Press Release is furnished as Exhibit 99.1 to this Form 8-K.

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 7, 2020, the Board of Directors of the Company, approved the Company's Fourth Amended and Restated Bylaws, a copy of which is attached as Exhibit 3.2 and incorporated by reference herein. The Fourth Amended and Restated Bylaws reflect the addition of an exclusive forum selection clause.

Item 5.07. Submission of Matters to a Vote of Security Holders

(a) On May 7, 2020, the Company held its 2020 Annual Meeting of Stockholders (the "Annual Meeting") in a virtual format.

(b) Below are the voting results for the matters submitted to the Company’s stockholders for a vote at the Annual Meeting:

(1) The election of the following eight director nominees to serve for the ensuing year and until their successors are elected and qualified. All nominees were elected as directors with the following vote:

Nominee	For	Against	Abstain	Broker Non-Votes
Douglas Y. Bech	35,003,637	6,451,560	78,314	1,805,839
Robert J. Cresci	38,761,382	2,693,948	78,181	1,805,839
Sarah Fay	40,880,624	575,834	77,503	1,805,839
W. Brian Kretzmer	40,560,332	888,699	84,480	1,805,839
Jonathan Miller	36,474,363	4,980,834	78,314	1,805,839
Richard S. Ressler	37,889,137	3,384,867	259,507	1,805,839
Stephen Ross	40,568,162	887,036	78,313	1,805,839
Vivek Shah	41,053,900	401,696	77,915	1,805,839

(2) A proposal to ratify the appointment of BDO USA, LLP to serve as the Company's independent auditors for fiscal 2020. This proposal was approved with the following vote:

For	43,244,037
Against	17,756
Abstain	77,557
Broker Non- Votes	0

(3) A proposal to approve, in an advisory vote, the compensation of the named executive officers. This proposal was approved with the following vote:

For	39,807,788
Against	1,609,907
Abstain	115,816
Broker Non-Votes	1,805,839

Item 7.01. Regulation FD Disclosure

On May 12, 2020, at 8:30 a.m. Eastern Time, the Company will host its first quarter 2020 earnings conference call and Webcast. Via the Webcast, the Company will present portions of its May 2020 Investor Presentation, which contains a summary of the Company’s financial results for the fiscal quarter ended March 31, 2020, the withdrawal of its financial guidance for fiscal year 2020, and certain other financial and operating information regarding the Company. A copy of this presentation is furnished as Exhibit 99.2 to this Form 8-K.

NOTE: The information in this Item 7.01 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
3.2	Fourth Amended and Restated Bylaws
99.1	Press Release dated May 11, 2020
99.2	May 2020 Investor Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such forward-looking statements are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in such statements. Such forward-looking statements are based on management’s expectations or beliefs as of May 11, 2020. Factors that might cause such differences include, but are not limited to, a variety of economic, competitive, and regulatory factors, many of which are beyond the Company's control and are described in the Company's Annual Report on Form 10-K filed by the Company on March 2, 2020 with the Securities and Exchange Commission (the "SEC") and the other reports the Company files from time to time with the SEC. The Company undertakes no obligation to revise or publicly release any updates to such statements based on future information or actual results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J2 Global, Inc. (Registrant)

Date:	May 11, 2020	By:	/s/ Jeremy Rossen
Jeremy Rossen Executive Vice President, General Counsel